Accounts Receivable, Net	12 Months Ended
Jun. 30, 2020
Receivables [Abstract]
Accounts Receivable, Net

NOTE 4 – ACCOUNTS RECEIVABLE, NET

Accounts receivable consisted of the following:

	As of June 30,
	2020	2019
Accounts receivable from third-party customers	$1,940,822	$5,292,486
Less: allowance for doubtful accounts	(23,982)	(128,106)
Total accounts receivable from third-party customers, net	1,916,840	5,164,380
Add: accounts receivable - related parties	559,465	244,764
Total accounts receivable, net	$2,476,305	$5,409,144

For the years ended June 30, 2020, 2019 and 2018, the Company recorded a bad debt provision of $755,472 and $90,077 and a bad debt recovery of $5,356, respectively. Allowance for doubtful accounts amounted to $23,982 and $128,106 as of June 30, 2020 and 2019, respectively. For the years ended June 30, 2020, delinquent account balances of $856,383 are written off against the allowance for doubtful accounts after management has determined that the likelihood of collection of such receivables became remote.

Approximately RMB 12.4 million ($1.8 million) or 92% of the accounts receivable balance as of June 30, 2020 from third-party customers has been collected as of the date of this report.

In connection with the Company’s long-term investments in equity investees as disclosed in Note 3, the Company sold certain intelligence pet products to related parties Linsun and Dogness Network. The outstanding accounts receivable from these related parties amounted to $559,465 as of June 30, 2020, of which $434,098 has been collected as of the date of this report (see Note 12).

Allowance for doubtful accounts movement is as follows:

	June 30, 2020	June 30, 2019
Beginning balance	$128,106	$40,012
Additions	755,472	90,077
Write-off	(856,383)	-
Foreign currency translation adjustments	(3,213)	(1,983)
Ending balance	$23,982	$128,106